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                           NATIONWIDE FAMILY OF FUNDS


 GARTMORE MILLENNIUM GROWTH FUND (FORMERLY THE "NATIONWIDE MID CAP GROWTH FUND")
                             NATIONWIDE GROWTH FUND
                                 NATIONWIDE FUND
                              NATIONWIDE BOND FUND
                         NATIONWIDE TAX-FREE INCOME FUND
                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
                          NATIONWIDE MONEY MARKET FUND

                   Prospectus Supplement dated October 9, 2000
                        to Prospectus dated March 1, 2000


The disclosure on page 9 of the above noted prospectus is hereby amended to reflect that:

The Nationwide Fund will no longer be limited with respect to the number of securities it may hold at any time. Accordingly, the section entitled "Objective and Principal Strategies" is deleted in its entirety and is replaced with the following:

         The Nationwide Fund is slightly more conservative than the other two Stock Funds since it seeks total return through a flexible combination of current income and capital appreciation. To achieve its objective, the Fund invests primarily in the common stock and convertible securities of companies with consistent earnings performance, and generally intends to be fully invested in these securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It usually will sell securities if:

         o        the price of the security is overvalued

         o        the company's earnings are consistently lower than expected

         o        more favorable opportunities are identified.

         TOTAL RETURN
         Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that pay dividends and other income, instead of relying solely on the security 's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

The prospectus is hereby amended by adding the following section entitled "Class A Finders' Fees" on page 34 of the prospectus after the section entitled "Class A and Class D sales charges":
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CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value and without a front-end sales load to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), NAS will pay a finder's fee to the dealer when the Fund shares are purchased. For the dealer to be eligible for the finder's fee, the following requirements apply:

o The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Nationwide Family of Funds (Nationwide Funds) Class A shares;

o        The purchase can be made in any combination of Nationwide Funds; and

o The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million
0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million
0.25% for sales of the Nationwide Funds of $50 million or more

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.